PARAMETRIC EMERGING MARKETS FUND

Supplement to Summary Prospectus dated June 1, 2018

1.	The following replaces the first paragraph under “Fees and Expenses of the Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Prospectus. More information is available from your financial intermediary and in Sales Charges beginning on page 23 of the Prospectus and page 21 of the Fund’s Statement of Additional Information.

October 25, 2018	30500 10.25.18